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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 1, 2005


                         ARTESIAN RESOURCES CORPORATION
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             (Exact name of registrant as specified in its charter)
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            Delaware                          000-18516                          51-0002090
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
(State or other jurisdiction of              (Commission             (IRS Employer Identification No.)
         incorporation)                      File Number)


            664 Churchmans Road, Newark, Delaware                                   19702
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           (Address of principal executive offices)                              (Zip Code)
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Registrant's telephone number, including area code: 302-453-6900
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
          OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On August 1, 2005, Artesian Water Company, Inc., (the "Company"), a wholly owned subsidiary of Artesian Resources Corporation, issued Series R, 23-year, First Mortgage Bonds totaling $25 million at an annual interest rate of 5.96%. These bonds were issued for the Company to CoBank, a cooperative bank, and will be used, in part, to retire the Series M, 10-year, 7.84%, $10 million bonds and the Series N, 10-year, 7.56%, $5 million bonds. The remainder of the net bond proceeds will be used to pay down the Company's currently outstanding short-term line of credit, which was used to finance investments in utility plant and equipment. The bond proceeds are reduced by approximately $865,000 associated with a redemption premium required under the Series M and Series N Bond Indentures for their early retirement. The Series M and Series N bonds were required to be redeemed on December 31, 2007, at which time we planned to refinance the principal to be repaid. The Company expects to recover the redemption premium provision over the life of the bond.

The statement in this Form 8-K regarding the expected recovery of $865,000 of expenses incurred in connection with the issuance of the Series R Bonds is a forward-looking statement within the meaning of the Private Securities Litigation Reform Act of 1995 and involves risks and uncertainties that could cause the Company not to recover the expenses. Certain factors, such as the failure to receive regulatory approval for the recovery and other risks set forth in the Company's Form 10-K for the year ended December 31, 2004 could cause results to differ materially from those in the forward-looking statements. While the Company may elect to update the forward-looking statement, the Company specifically disclaims any obligation to do so and you should not rely on this forward-looking statement as a representation of the Company's views as of any date subsequent to the date of the filing of this Form 8-K.

The Company's Eighteenth Supplemental Indenture, dated as of August 1, 2005, is attached as Exhibit 99.1.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARTESIAN RESOURCES CORPORATION
Date:  August 5, 2005                   By:  /s/ DIAN C. TAYLOR
                                           -------------------------------------
                                        Dian C. Taylor
                                        President, Chief Executive Officer
                                        and Chair of the  Board


                                        ARTESIAN RESOURCES CORPORATION
Date:  August 5, 2005                   By:  /s/ DAVID B. SPACHT
                                           -------------------------------------
                                        David B. Spacht
                                        Vice President, Chief Financial Officer
                                        and Treasurer



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                                INDEX TO EXHIBIT


    EXHIBIT
    NUMBER        EXHIBIT TITLE
    -------       -------------

      99.1 Eighteenth Supplemental Indenture dated as of August 1, 2005, between Artesian Water Company, Inc., subsidiary of the Company, and CoBank, as Trustee.


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